SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a6(e)(2)
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   JOULE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: _________________________________________________

    2) Form, Schedule or Registration No.:______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                                   JOULE INC.
                             1245 U.S. Route 1 South
                            Edison, New Jersey 08837

                                   ----------

                    Notice of Annual Meeting of Stockholders

                           To be held February 5, 2003

                                   ----------

      The Annual Meeting of Stockholders of Joule Inc. will be held on Wednesday, February 5, 2003, at 10:30 a.m. at The Pines Manor, Route 27, Edison, New Jersey, for the following purposes:

      1. To elect six directors; and

      2. To transact such other business as may properly come before the meeting.

      All stockholders are cordially invited to attend the meeting. Only holders of record of Common Stock at the close of business on December 23, 2002 are entitled to notice of and to vote at the meeting. If you attend the meeting, you may vote in person if you wish, even though you previously have returned your proxy.

      A copy of the Company's 2002 Annual Report is enclosed.

            STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND
            SIGN THE ENCLOSED PROXY AND RETURN IT IN
            THE ACCOMPANYING ENVELOPE.

January 8, 2003                     By Order of the Board of Directors



                                    Bernard G. Clarkin
                                    Secretary

                                   JOULE INC.
                             1245 U.S. Route 1 South
                            Edison, New Jersey 08837

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Joule Inc. of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on February 5, 2003, and at all adjournments thereof. The solicitation will begin on or about January 8, 2003.

      All shares represented by a properly executed proxy will be voted unless it is revoked and, if a choice is specified, will be voted in accordance with such specification. If no choice is specified, the proxies will be voted for the election of six directors, unless authority to do so is withheld with respect to one or more of the nominees. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Votes that are withheld will be excluded entirely from the calculation and will have no effect on the outcome of the election of directors. In addition, the proxy will be voted in the discretion of the proxyholders with respect to such other business as may properly come before the meeting. A stockholder may revoke a proxy at any time prior to the voting thereof.

      There were outstanding as of the close of business on December 23, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, 3,684,000 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote on each matter brought before the meeting.

                      BENEFICIAL OWNERSHIP OF MORE THAN 5%
                         OF THE OUTSTANDING COMMON STOCK

      The following table sets forth information regarding the beneficial ownership of Common Stock by each person known to management of the Company to own beneficially 5% or more of the issued and outstanding Common Stock as of December 23, 2002:

                                                        Beneficial Ownership (a)
                                                        ------------------------
                                                        Number of
       Name (b)                                          Shares          Percent
       --------                                          ------          -------

Emanuel N. Logothetis                                   1,167,722 (c)     31.7%
Helen Logothetis                                        1,167,722 (d)     31.7
Nick M. Logothetis                                        476,722         12.9
Steven Logothetis                                         476,622         12.9
Julie Logothetis                                          493,348         13.4

----------
(a) As used in this Proxy Statement, "beneficial ownership" means the sole or shared power to direct the voting and/or disposition of shares of Common Stock. In addition, a person is deemed to have beneficial ownership of any shares of Common Stock that such person has the right to acquire within 60 days.

(b) Emanuel N. Logothetis is the husband of Helen Logothetis. They are the parents of Nick M. Logothetis, Steven Logothetis and Julie Logothetis. The address of the members of the Logothetis family is 1245 U.S. Route 1 South, Edison, New Jersey 08837.

(c) Consists of 807,100 shares of Common Stock as to which Mr. Logothetis has sole voting and disposition power and the 360,622 shares referred to in
      (d) below that are beneficially owned solely by Helen Logothetis, as to which shares he disclaims beneficial ownership.

(d) Consists of 360,622 shares of Common Stock as to which Mrs. Logothetis has sole voting and disposition power and the 807,100 shares referred to in
      (c) above that are beneficially owned solely by Emanuel N. Logothetis, as to which shares she disclaims beneficial ownership.

                       BENEFICIAL OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information, as of December 23, 2002, with respect to the ownership of shares of Common Stock by (i) the current directors of the Company and nominees for election as directors, (ii) the Named Executives referred to under "Compensation of Executive Officers--Certain Transactions," and (iii) all directors and executive officers of the Company as a group:
                                                        Number of Shares of
                                                    Common Stock and Percent of
            Name                                   Class Beneficially Owned (a)
            ----                                   ----------------------------
Richard Barnitt                                             1,000
Judith Bryant                                               5,000
Bernard G. Clarkin                                         12,845
Stephen Demanovich                                         20,720
Robert W. Howard                                            9,200
Emanuel N. Logothetis                                   1,167,722 (31.7%)
Nick M. Logothetis                                        476,722 (12.9%)
Steven Logothetis                                         476,622 (12.9%)
Andrew G. Spohn                                             3,200
John G. Wellman, Jr.                                      132,075 (3.5%) (b)

Directors and Executive
Officers as a group (13 persons)                        2,323,704 (60.4%)

----------
(a) Except for the 360,622 shares of Common Stock owned by his wife and attributed to Emanuel N. Logothetis, as more fully set forth under "Beneficial Ownership Of More Than 5% Of The Outstanding Common Stock," such person has sole voting and disposition power with respect to the shares shown in this column. Includes 12,250 shares for Mr. Clarkin, 20,625 shares for Mr. Demanovich, 5,000 shares for Ms. Bryant, 110,000 shares for Mr. Wellman and 160,688 shares for all directors and executive officers as a group that may be acquired within 60 days after December 23, 2002 upon exercise of options. Unless otherwise indicated, beneficial ownership of any named individual does not exceed 1% of the outstanding shares.

(b)   Mr. Wellman holds 5,050 shares as trustee of a trust for his children.

                  ELECTION OF DIRECTORS--DIRECTOR COMPENSATION

      Six directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. All of the nominees listed below are currently members of the Board of Directors. The nominees for directors have consented to serve if elected, and the Company has no reason to believe that any of the nominees will be unable to serve. Should any nominee become unavailable for any reason, proxies will be voted for the alternate candidate, if any, chosen by the Board of Directors.

      The following information respecting the nominees has been furnished by them.

                                                Principal Occupation                    Director
          Name              Age                     or Employment                        Since
          ----              ---                     -------------                        -----
Richard Barnitt             64       Financial Consultant (a)                            1996
Robert W. Howard            60       Chairman, Reisen Lumber Industries, Inc. (b)        1988
Emanuel N. Logothetis       72       Chairman of the Board and Chief Executive           1965
                                     Officer of the Company (c)
Nick M. Logothetis          50       President, Chartwell Consulting Group               1980
Steven Logothetis           48       Attorney (d)                                        1981
Andrew G. Spohn             58       Senior Vice President, Lee Hecht Harrison (e)       2000

----------
(a) Mr. Barnitt has served as a financial consultant to various companies, including the Company (since 1989), since his retirement in 1988 from Kidde Inc., where he had been employed since 1963, most recently as Senior Vice President and Chief Financial Officer.

(b) Mr. Howard served as Executive Vice President of Reisen Lumber and Millwork Company from 1981 to April 1986 when he was made President of Reisen Lumber Industries. He was named Chairman of the Board of Reisen in 1995.

(c) Emanuel N. Logothetis founded the Company in 1965 and was President and Chief Executive Officer until August 10, 1987, when he was elected Chairman of the Board. He was reelected President on August 3, 1988 and served in such capacity until February 3, 1999.

(d)   Steven Logothetis is an attorney and investor.

(e) Mr. Spohn is a Senior Vice President of Lee Hecht Harrison, a career consulting firm and subsidiary of Adecco SA, since 2001. From 1999 to 2001, he was a business consultant focusing on strategic planning and human resources. Previously he was Chief Executive Officer of Singer Asset Finance Company, L.L.C., a wholly owned subsidiary of Enhance Financial Services Group, from 1997 to 1999. He was Managing Partner of New Jersey Title Insurance Company from 1993 to 1997.

      The Board of Directors held four meetings during the 2002 fiscal year. Directors who are not employees of the Company receive directors' fees of $500 for each day that they attend meetings of the Board or a committee thereof and are reimbursed for their out-of-pocket expenses incurred in connection with their activities as directors. Also, such directors receive a monthly retainer of $400. During fiscal 2002, Richard Barnitt received fees of $12,000 for his services as a consultant to the Company. He is continuing to provide consulting services to the Company in fiscal 2003.

      The Board of Directors has designated from among its members an Audit Committee, which consists of Robert W. Howard, Andrew Spohn and Richard Barnitt. See "Audit Committee." The Audit Committee met with the Company's independent accountants four times during fiscal 2002. Andrew G. Spohn, Steven Logothetis and Nick M. Logothetis serve on the Compensation Committee that reviews executive compensation on an annual basis. The Compensation Committee met two times during fiscal 2002. The Board of Directors has not designated a nominating committee or other committee performing a similar function.

            COMPENSATION OF EXECUTIVE OFFICERS--CERTAIN TRANSACTIONS

Executive Compensation

      Set forth below is certain summary information with respect to the compensation of the Company's Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer based on amounts reported as salary and bonus for the fiscal year ended September 30, 2002 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                      Long-Term
                                                                    Compensation
                                                                       Awards
                                                                    ------------
                                                                      Shares of
                                            Annual Compensation     Common Stock       All Other
          Name and                        ----------------------     Underlying      Compensation
     Principal Position            Year   Salary ($)   Bonus ($)     Options (#)        ($) (1)
     ------------------            ----   ----------   ---------     -----------        -------

Emanuel N. Logothetis              2002    $256,961     $18,000            --           $   --
Chairman of the Board              2001     220,000      19,000            --               --
and Chief Executive Officer        2000     220,000      27,600            --               --

John G. Wellman, Jr.               2002     256,961      22,750            --            2,600
President and Chief                2001     220,000          --            --            1,414
Operating Officer                  2000     220,000          --        50,000            1,710

Bernard G. Clarkin                 2002     120,000       7,500         2,500            1,912
Vice President and                 2001     115,000      10,044         2,250            1,876
Chief Financial Officer (2)        2000     115,000       7,622            --            1,839

Stephen Demanovich                 2002     125,000      23,950         2,500            1,874
Vice President                     2001     124,500      89,266         5,625            1,748
                                   2000     100,000      48,673         5,000            1,387

Judith Bryant                      2002     125,000      23,182         2,500            1,875
Vice President (3)                 2001     120,200          --            --              938

----------
(1) Represents the Company's matching of voluntary contributions by such person under its 401-k Plan.

(2) In the event Mr. Clarkin's employment is actually or constructively terminated following an acquisition, merger or change in control of the Company, he would be entitled to receive two years' compensation and his unvested options would automatically vest.

(3)   Ms. Bryant joined the Company in October 2000, as a Vice President.

Stock Options

  The following table contains information covering options to purchase shares of the Company's Common Stock granted to the Named Executives in fiscal 2002 pursuant to the Company's 2001 Stock Option Plan.

                        Option Grants in Last Fiscal Year

                                Number of
                                Shares of      Percent of Total
                              Common Stock      Options Granted   Exercise                       Grant Date
                               Underlying        to Employees       Price       Expiration      Present Value
         Name                Options Granted        in 2002        ($/Sh)          Date            (#) (1)
         ----                ---------------        -------        ------          ----            -------
Judith Bryant                     2,500               20%           0.88      October 1, 2011      $1,700
Bernard G. Clarkin                2,500               20%           0.88      October 1, 2011       1,700
Stephen Demanovich                2,500               20%           0.88      October 1, 2011       1,700

(1) The Grant Date Present Value has been calculated using the Black-Scholes option pricing model and assumes a risk-free rate of return of 2%, an option term of five years, a dividend yield of 0% and a stock volatility of 104%. No adjustment was made for nontransferability or forfeitures. Such assumptions are based upon historical experience and are not a forecast of future stock price performance or volatility or of future dividend policy. Such information, which is presented in accordance with the requirements of the Securities and Exchange Commission, is not necessarily indicative of the actual value that such options will have to the Named Executives, which will be dependent upon market prices for the Common Stock.

      The following table sets forth information with respect to unexercised options held by the Named Executives at September 30, 2002.

                         FISCAL YEAR END OPTIONS VALUES

                              Number of Shares of
                                 Common Stock                 Value of Unexercised
                                  Underlying                      In-the-Money
                            Unexercised Options at                 Options at
                            September 30, 2002 (#)         September 30, 2002 ($) (1)
                            ----------------------         --------------------------
                                 Exercisable/                     Exercisable/
Name                             Unexercisable                    Unexercisable
----                             -------------                    -------------
Judith Bryant                       2,500/0                           675/0

Bernard G. Clarkin                  9,750/0                           675/0

Stephen Demanovich                 18,125/0                           675/0

John G. Wellman, Jr.            100,000/50,000                         0/0

----------
(1) Calculated by determining the difference between the exercise price and the closing price of the Company's Common Stock on the American Stock Exchange for September 30, 2002.

Report of the Compensation Committee

      The Compensation Committee administers the compensation program for the executive group. Included in this group are the Chairman/Chief Executive Officer, President/Chief Operating Officer, other corporate officers and selected key managers. The committee is composed of directors who are not employees of the Company.

      The annual base salary paid to the Chairman/Chief Executive Officer, in fiscal 2002, was $257,000, and he received a bonus of $18,000. The Chairman/Chief Executive Officer is not eligible to receive options under the terms of the Company's Stock Option Plan. In determining whether changes in the compensation level of the Chairman/Chief Executive Officer would be appropriate, the Compensation Committee considers the overall performance of the Company for the prior year.

      Salary levels for the other members of the senior management group have been established and are based on external salary information as well as the overall performance of the Company. The information gathered is evaluated by the Compensation Committee in light of the current responsibilities of the individuals involved and serves as the basis for the establishment of salary ranges and also in recommending salary changes. The basis for determining payment of a bonus to an individual is a subjective evaluation of the individual's performance as well as overall corporate performance. Any compensation change made to members of the senior management group will have the approval of the Committee and the Chairman/Chief Executive Officer.

                                                Compensation Committee
                                                  Andrew G. Spohn
                                                  Steven Logothetis
                                                  Nick M. Logothetis

Compensation Committee Interlocks and Insider Participation

  Nick M. Logothetis, a member of the Compensation Committee, served as President of the Company from August 1987 to August 1988. Prior thereto, he was Executive Vice President of the Company from March 1980. See "Certain Transactions."

Performance Graph

  Set forth below is a graph comparing the total returns (assuming reinvestment of dividends) of the Company, the American Stock Exchange Market Index and a Peer Group Index comprised of companies engaged in the help supply services business. The graph assumes $100 invested on October 1, 1997 in the Company and each of the indices and reinvestment of any dividends.

            COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG JOULE INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                              [LINE GRAPH OMITTED]

                                                           Fiscal Year Ended
                             -----------------------------------------------------------------------------
  Company/Index/Market       9/30/97       9/30/98       9/30/99       9/29/00       9/28/01       9/30/02
  --------------------       -------       -------       -------       -------       -------       -------
  Joule Inc.                 100.00         57.14         38.10         28.57         16.76         21.90
  Help Supply Services       100.00         73.80         80.06         84.19         52.06         51.55
  AMEX Market Index          100.00         87.37        101.72        121.65         91.22         99.09

Certain Transactions

      The Company provided temporary office services to Symphony Suites, a company owned by Nick M. Logothetis. Billing rates are comparable to those used for other customers; amounts charged during fiscal 2002 were $424,000 and $36,000 was outstanding at September 30, 2002. The highest amount outstanding during fiscal 2002 was $99,000.

      The Company's Board of Directors has approved the transactions outlined above. Any substantial change in the terms of any such transactions and any additional transactions with affiliates of the Company will be submitted to the Board for approval.

                                 AUDIT COMMITTEE

      The Board of Directors has adopted and approved a formal written charter for the Audit Committee. The Board of Directors has determined that the members of the Audit Committee are "independent," as defined in the corporate governance listing standards of the American Stock Exchange relating to audit committees, meaning that they have no relationships to the Company that may interfere with the exercise of their independence from management and the Company.

Report of the Audit Committee

      The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. It meets with management and the Company's independent public accountants throughout the year and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following:

o reviewed and discussed the audited consolidated financial statements for the fiscal year ended September 30, 2002 with the Company's management;

o discussed with KPMG LLP, the Company's independent public accountants, those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

o received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

      Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

                                               Audit Committee
                                                 Richard Barnitt
                                                 Robert W. Howard
                                                 Andrew G. Spohn

                                  MISCELLANEOUS

Relationship with Independent Accountants

      The Audit Committee of the Board of Directors has appointed the firm of KPMG LLP to serve as independent auditors of the Company for the fiscal year ending September 30, 2003. KPMG LLP was first appointed by the Board of Directors in June 2002 and replaced Arthur Andersen LLP, which had served as independent auditors of the Company for many years. KPMG LLP audited the Company's consolidated financial statements at September 30, 2002 and for the 2002 fiscal year. The firm has advised the Company that neither it nor any of its members has any direct or material indirect financial interest in the Company.

      For the fiscal year ended September 30, 2002, the Company paid (or will pay) the following fees to KPMG LLP (and its affiliates) for services rendered during the year or for the audit in respect of that year.

         Audit Fees                                          $43,000
         Other Audit Related Fees                             24,000
         All Other Fees                                       26,000
                                                             -------
         Total                                               $93,000
                                                             =======

      The Annual Audit Fees include amounts billed for the audit of the Company's annual consolidated financial statements for fiscal 2002 and the timely review of the consolidated financial statements included in the Forms 10-Q filed by the Company during the year. Other Audit Related Fees include amounts billed for completion of statutory audits and audits of the Company's employee benefit plans. There were no Financial Information System Design and Implementation Fees. Fees billed for other non-audit services primarily include tax related services. It is expected that KPMG LLP will provide similar non-audit services during fiscal 2003. The Audit Committee has considered and concluded that the provision of the non-audit services is compatible with maintaining the independence of KPMG LLP.

Other Action

      The management has at this time no knowledge of any matters to be brought before the Annual Meeting other than those referred to above. If any additional matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

Stockholder Proposals

      Any proposal that a stockholder desires to present to the 2004 Annual Meeting must be received by the Company at the above address on or prior to September 10, 2003 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy for such meeting.

Expenses of Solicitation

      The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone or other means of communication. The Company will, upon request, reimburse brokers and other nominees for their reasonable expenses in forwarding proxy material to the beneficial owners of the stock held of record for such persons and seeking instructions with respect thereto.

                                     By Order of the Board of Directors

                                     Bernard G. Clarkin
                                     Secretary


--------------------------------------------------------------------------------
                                   10-K REPORT

   Upon written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, including the financial statements and the financial statement schedules thereto, but without exhibits, as filed with the Securities and Exchange Commission, for the fiscal year ended September 30, 2002. Copies of the exhibits will be furnished at the Company's cost for the reproduction, postage and handling thereof. Letters requesting the Form 10-K should be addressed to the Secretary, Joule Inc., 1245 U.S. Route 1 South, Edison, New Jersey 08837.
--------------------------------------------------------------------------------

                                   JOULE INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 5, 2003 This Proxy is Solicited on Behalf of the Board of Directors

                                               |_| I plan to attend the meeting.

1. Election of Directors.   |_| FOR all nominees         |_| WITHHOLD AUTHORITY
                                (except as indicated         to vote for all
                                to the contrary)             nominees.

Nominees:  Richard Barnitt, Robert W. Howard, Emanuel N. Logothetis, Nick M.
           Logothetis, Steven Logothetis and Andrew G. Spohn.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN ITEM 1.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                     (Continued on reverse side)

                                   JOULE INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 5, 2003

      The undersigned hereby appoints Emanuel N. Logothetis and Bernard G. Clarkin, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Joule Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on February 5, 2003, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof.

                                                Dated: __________________ , 2003

                                                ________________________________
                                                           Signature

                                                ________________________________
                                                    Signature if held jointly

Please sign exactly as name appears to the left. When shares are held jointly, each stockholder named should sign. When signing as attorney, executor, administrator, trustee or guardian, you should so indicate. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.